Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Third Quarter 2017

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
FBR Capital Markets	Randy Binner				703-312-1890
Goldman Sachs	Alex Scott				917-343-7160
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
Wells Fargo	Sean Dargan				212-214-1416

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of November 1st, 2017
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.
• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss)
from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commerical paper outstanding.
Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.
Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year interest rate spreads have been restated to conform to the current year presentation, which has been modified to be consistent across our business segments.

New Accounting Standards - Restatement of Certain Interim Reporting Metrics
Effective October 1, 2016, we elected to early adopt ASU 2016-09, Improvements to Employee Share-based Payment Accounting. We have updated certain previously reported interim results and metrics in accordance with the new guidance.

Statistical Supplement is Dated
The financial data in this document is dated November 01, 2017, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Revenues
Insurance premiums	$708	$736	$807	$801	$774	9.3%	$2,252	$2,382	5.8%
Fee income	1,376	1,345	1,354	1,393	1,401	1.8%	3,899	4,148	6.4%
Net investment income	1,259	1,244	1,238	1,262	1,239	-1.6%	3,630	3,738	3.0%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(13)	(25)	(4)	(4)	(8)	38.5%	(76)	(16)	78.9%
Realized gain (loss), excluding OTTI	50	(192)	(35)	(6)	(48)	NM	(45)	(89)	-97.8%
Total realized gain (loss)	37	(217)	(39)	(10)	(56)	NM	(121)	(105)	13.2%
Amortization of deferred gains on business
sold through reinsurance	18	18	18	4	-	-100.0%	55	22	-60.0%
Other revenues	127	128	122	127	153	20.5%	361	403	11.6%
Total revenues	3,525	3,254	3,500	3,577	3,511	-0.4%	10,076	10,588	5.1%

Expenses
Interest credited	642	650	647	646	647	0.8%	1,914	1,940	1.4%
Benefits	922	1,230	1,290	1,287	1,261	36.8%	3,462	3,839	10.9%
Commissions and other expenses	1,283	1,041	1,015	1,034	1,020	-20.5%	3,236	3,068	-5.2%
Interest and debt expense	66	129	64	63	63	-4.5%	202	190	-5.9%
Strategic digitization expense	-	8	9	14	10	NM	-	33	NM
Total expenses	2,913	3,058	3,025	3,044	3,001	3.0%	8,814	9,070	2.9%
Income (loss) from continuing operations before taxes	612	196	475	533	510	-16.7%	1,262	1,518	20.3%
Federal income tax expense (benefit)	145	6	40	122	92	-36.6%	260	254	-2.3%
Net income (loss)	467	190	435	411	418	-10.5%	1,002	1,264	26.1%
Adjustment for LNC stock units in our
deferred compensation plans	-	-	-	1	-	NM	(1)	5	NM
Net income (loss) available to common
stockholders – diluted	$467	$190	$435	$412	$418	-10.5%	$1,001	$1,269	26.8%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$2.00	$0.82	$1.89	$1.81	$1.87	-6.5%	$4.17	$5.58	33.8%

ROE, including AOCI
Net income (loss)	11.6%	4.9%	11.8%	10.6%	10.3%		8.8%	10.9%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$81,369	$78,149	$79,841	$81,598	$82,319	1.2%
U.S. government bonds	458	419	576	578	574	25.3%
Foreign government bonds	530	506	456	455	455	-14.2%
Mortgage-backed securities	4,019	3,964	4,008	4,028	4,037	0.4%
Asset-backed collateralized debt obligations	686	744	776	703	694	1.2%
State and municipal bonds	4,939	4,627	4,826	5,010	5,049	2.2%
Hybrid and redeemable preferred securities	631	604	619	642	639	1.3%
VIEs' fixed maturity securities	600	200	-	-	-	-100.0%
Equity securities	273	275	276	275	302	10.6%
Total AFS securities	93,505	89,488	91,378	93,289	94,069	0.6%
Trading securities	1,808	1,712	1,703	1,678	1,665	-7.9%
Mortgage loans on real estate	9,430	9,889	10,001	10,023	10,382	10.1%
Real estate	23	24	24	23	11	-52.2%
Policy loans	2,471	2,451	2,432	2,416	2,417	-2.2%
Derivative investments	2,170	927	991	1,054	960	-55.8%
Other investments	2,184	2,230	2,104	2,156	2,210	1.2%
Total investments	111,591	106,721	108,633	110,639	111,714	0.1%
Cash and invested cash	3,444	2,722	1,923	1,978	1,965	-42.9%
DAC and VOBA	8,020	9,134	9,030	8,555	8,543	6.5%
Premiums and fees receivable	355	430	465	365	370	4.2%
Accrued investment income	1,117	1,062	1,124	1,082	1,137	1.8%
Reinsurance recoverables	5,432	5,265	5,333	5,228	5,062	-6.8%
Funds withheld reinsurance assets	628	617	610	607	602	-4.1%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	5,152	5,006	5,119	5,099	5,507	6.9%
Separate account assets	128,593	128,397	132,958	135,825	139,612	8.6%
Total assets	$266,605	$261,627	$267,468	$271,651	$276,785	3.8%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$22,120	$21,576	$22,202	$22,293	$22,547	1.9%
Other contract holder funds	77,963	78,903	79,078	79,216	79,623	2.1%
Short-term debt	250	-	200	450	450	80.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	865	865	865	865	865	0.0%
Financial	4,592	4,480	4,268	4,036	4,035	-12.1%
Reinsurance related embedded derivatives	137	53	50	53	63	-54.0%
Funds withheld reinsurance liabilities	1,999	1,976	1,961	1,862	1,807	-9.6%
Deferred gain on business sold through reinsurance	43	24	6	2	2	-95.3%
Payables for collateral on investments	5,654	4,995	5,086	4,952	4,968	-12.1%
Other liabilities	8,066	5,880	5,821	6,101	6,499	-19.4%
Separate account liabilities	128,593	128,397	132,958	135,825	139,612	8.6%
Total liabilities	250,282	247,149	252,495	255,655	260,471	4.1%

Stockholders’ Equity
Common stock	5,906	5,869	5,839	5,774	5,717	-3.2%
Retained earnings	7,040	7,043	7,287	7,511	7,738	9.9%
AOCI:
Unrealized investment gains (losses)	3,684	1,858	2,139	3,003	3,149	-14.5%
Foreign currency translation adjustment	(20)	(27)	(25)	(20)	(16)	20.0%
Funded status of employee benefit plans	(287)	(265)	(267)	(272)	(274)	4.5%
Total AOCI	3,377	1,566	1,847	2,711	2,859	-15.3%
Total stockholders’ equity	16,323	14,478	14,973	15,996	16,314	-0.1%
Total liabilities and stockholders’ equity	$266,605	$261,627	$267,468	$271,651	$276,785	3.8%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Income (Loss)
Net income (loss)	$467	$190	$435	$411	$418	-10.5%	$1,002	$1,264	26.1%
Pre-tax income (loss) from operations	571	533	485	544	566	-0.9%	1,460	1,596	9.3%
After-tax income (loss) from operations (1)	441	409	442	419	454	2.9%	1,131	1,314	16.2%
Operating tax rate	22.8%	23.3%	8.9%	23.0%	19.8%		22.5%	17.7%

Average Stockholders’ Equity
Average equity, including AOCI	$16,122	$15,400	$14,725	$15,485	$16,155	0.2%	$15,183	$15,455	1.8%
Average AOCI	3,286	2,471	1,706	2,279	2,785	-15.2%	2,412	2,257	-6.4%
Average equity, excluding AOCI	$12,836	$12,929	$13,019	$13,206	$13,370	4.2%	$12,771	$13,198	3.3%

ROE, excluding AOCI
Net income (loss)	14.5%	5.9%	13.4%	12.4%	12.5%		10.5%	12.8%
Income (loss) from operations	13.7%	12.7%	13.6%	12.7%	13.6%		11.8%	13.3%

Per Share
Net income (loss) (diluted)	$2.00	$0.82	$1.89	$1.81	$1.87	-6.5%	$4.17	$5.58	33.8%
Income (loss) from operations (diluted)	1.89	1.77	1.92	1.85	2.03	7.4%	4.71	5.80	23.1%
Dividends declared during the period	0.25	0.29	0.29	0.29	0.29	16.0%	0.75	0.87	16.0%

Book value, including AOCI	$71.43	$63.97	$66.58	$71.98	$74.31	4.0%	$71.43	$74.31	4.0%
Per share impact of AOCI	14.78	6.92	8.21	12.20	13.02	-11.9%	14.78	13.02	-11.9%
Book value, excluding AOCI	$56.65	$57.05	$58.37	$59.78	$61.29	8.2%	$56.65	$61.29	8.2%

Shares
Repurchased during the period	4.3	3.2	2.9	3.0	2.8	-34.9%	16.1	8.7	-46.0%
End-of-period – basic	228.5	226.3	224.9	222.2	219.5	-3.9%	228.5	219.5	-3.9%
End-of-period – diluted	231.4	230.1	228.9	226.0	222.7	-3.8%	231.4	222.7	-3.8%
Average for the period – diluted	233.7	230.9	230.1	227.3	223.9	-4.2%	239.9	227.4	-5.2%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change

Cash Returned to Common Stockholders
Shares repurchased	$200	$204	$200	$200	$200	0.0%	$675	$600	-11.1%
Common dividends	58	57	66	65	64	10.3%	179	195	8.9%
Total cash returned to common stockholders	$258	$261	$266	$265	$264	2.3%	$854	$795	-6.9%

Leverage Ratio
Short-term debt	$250	$-	$200	$450	$450	80.0%
Long-term debt	5,457	5,345	5,133	4,901	4,900	-10.2%
Total debt (1)	5,707	5,345	5,333	5,351	5,350	-6.3%
Less:
Operating debt (2)	1,115	865	865	865	865	-22.4%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges	420	258	246	263	261	-37.9%
Total numerator	$3,870	$3,920	$3,920	$3,921	$3,922	1.3%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$12,639	$12,620	$12,834	$12,993	$13,165	4.2%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	3,870	3,920	3,920	3,921	3,922	1.3%
Total denominator	$16,811	$16,842	$17,056	$17,216	$17,389	3.4%

Leverage ratio	23.0%	23.3%	23.0%	22.8%	22.6%

Holding Company Available Liquidity	$546	$561	$551	$523	$569	4.2%

(1) Excludes obligations under capital leases of $260 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						As of or For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$303	$306	$280	$310	$350	15.5%	$871	$940	7.9%
Retirement Plan Services	45	46	48	50	48	6.7%	128	147	14.8%
Life Insurance	246	228	187	194	175	-28.9%	524	556	6.1%
Group Protection	44	25	11	53	63	43.2%	75	127	69.3%
Other Operations	(67)	(72)	(41)	(63)	(70)	-4.5%	(138)	(174)	-26.1%
Income (loss) from operations, before income taxes	$571	$533	$485	$544	$566	-0.9%	$1,460	$1,596	9.3%

Income (Loss) from Operations, After-Tax
Annuities	$240	$242	$281	$251	$277	15.4%	$693	$809	16.7%
Retirement Plan Services	32	34	37	37	35	9.4%	94	109	16.0%
Life Insurance	167	154	130	133	121	-27.5%	361	384	6.4%
Group Protection	28	16	7	35	41	46.4%	49	83	69.4%
Other Operations	(26)	(37)	(13)	(37)	(20)	23.1%	(66)	(71)	-7.6%
Income (loss) from operations	$441	$409	$442	$419	$454	2.9%	$1,131	$1,314	16.2%

	For the Three Months Ended						For the Trailing Twelve Months
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Sources of Earnings, Pre-Tax
Investment spread	$205	$199	$172	$186	$188	-8.3%	$685	$745	8.8%
Mortality/morbidity	175	151	115	158	156	-10.9%	474	581	22.6%
Fees on AUM	222	220	209	230	280	26.1%	853	939	10.1%
VA riders	36	35	30	33	12	-66.7%	137	110	-19.7%
Total sources of earnings, before income taxes	638	605	526	607	636	-0.3%	2,149	2,375	10.5%
Other Operations	(67)	(72)	(41)	(63)	(70)	-4.5%	(184)	(246)	-33.7%
Income (loss) from operations, before income taxes	$571	$533	$485	$544	$566	-0.9%	$1,965	$2,129	8.3%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	32.3%	32.9%	32.5%	30.7%	29.6%		31.9%	31.4%
Mortality/morbidity	27.4%	24.9%	21.9%	26.0%	24.6%		22.0%	24.5%
Fees on AUM	34.8%	36.4%	39.9%	37.8%	43.9%		39.7%	39.5%
VA riders	5.5%	5.8%	5.7%	5.5%	1.9%		6.4%	4.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Annuities
Operating revenues	$1,000	$1,011	$1,061	$1,076	$1,073	7.3%	$3,023	$3,211	6.2%
Deposits	1,938	1,810	2,016	1,991	1,916	-1.1%	6,404	5,924	-7.5%
Net flows	(868)	(932)	(944)	(1,075)	(1,025)	-18.1%	(1,354)	(3,044)	NM
Average account values	125,023	124,450	127,644	130,321	132,304	5.8%	121,876	130,169	6.8%

Retirement Plan Services
Operating revenues	$282	$284	$282	$290	$291	3.2%	$819	$863	5.4%
Deposits	1,799	2,406	2,252	1,978	1,908	6.1%	5,251	6,138	16.9%
Net flows	97	386	116	395	415	NM	180	926	NM
Average account values	56,537	57,552	59,530	61,728	63,665	12.6%	54,841	61,636	12.4%

Life Insurance
Operating revenues	$1,630	$1,600	$1,606	$1,655	$1,614	-1.0%	$4,646	$4,874	4.9%
Deposits	1,490	1,648	1,414	1,543	1,462	-1.9%	4,120	4,422	7.3%
Net flows	1,102	1,209	924	1,101	1,064	-3.4%	2,910	3,090	6.2%
Average account values	44,792	45,485	46,147	46,842	47,547	6.2%	44,250	46,845	5.9%
Average in-force face amount	680,010	688,791	695,759	701,592	708,148	4.1%	672,058	701,833	4.4%

Group Protection
Operating revenues	$534	$537	$541	$541	$564	5.6%	$1,593	$1,646	3.3%
Non-medical earned premiums	485	487	495	494	500	3.1%	1,452	1,488	2.5%

Consolidated
Operating revenues (1)	$3,530	$3,519	$3,578	$3,629	$3,607	2.2%	$10,325	$10,814	4.7%
Deposits	5,227	5,864	5,682	5,512	5,286	1.1%	15,775	16,484	4.5%
Net flows	331	663	96	421	454	37.2%	1,736	972	-44.0%
Average account values	226,352	227,487	233,321	238,891	243,516	7.6%	220,967	238,650	8.0%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Sales
Annuities:
With guaranteed living benefits	$1,052	$928	$905	$1,007	$959	-8.8%	$3,463	$2,871	-17.1%
Without guaranteed living benefits	466	471	549	607	573	23.0%	1,375	1,729	25.7%
Variable	1,518	1,399	1,454	1,614	1,532	0.9%	4,838	4,600	-4.9%
Fixed	420	411	562	377	384	-8.6%	1,566	1,324	-15.5%
Total Annuities	$1,938	$1,810	$2,016	$1,991	$1,916	-1.1%	$6,404	$5,924	-7.5%

Retirement Plan Services:
First-year sales	$607	$1,177	$800	$737	$672	10.7%	$1,431	$2,209	54.4%
Recurring deposits	1,192	1,229	1,452	1,241	1,236	3.7%	3,820	3,929	2.9%
Total Retirement Plan Services	$1,799	$2,406	$2,252	$1,978	$1,908	6.1%	$5,251	$6,138	16.9%

Life Insurance:
UL	$23	$29	$17	$14	$10	-56.5%	$65	$42	-35.4%
MoneyGuard®	56	64	60	80	65	16.1%	150	203	35.3%
IUL	23	31	18	16	19	-17.4%	59	53	-10.2%
VUL	52	58	36	50	45	-13.5%	123	131	6.5%
Term	31	29	27	28	29	-6.5%	85	84	-1.2%
Total individual life insurance	185	211	158	188	168	-9.2%	482	513	6.4%
Executive Benefits	8	20	23	9	10	25.0%	24	43	79.2%
Total Life Insurance	$193	$231	$181	$197	$178	-7.8%	$506	$556	9.9%

Group Protection:
Life	$28	$98	$23	$28	$33	17.9%	$80	$84	5.0%
Disability	33	109	23	32	35	6.1%	85	90	5.9%
Dental	17	56	11	28	26	52.9%	43	65	51.2%
Total Group Protection	$78	$263	$57	$88	$94	20.5%	$208	$239	14.9%
Percent employee-paid	44.0%	47.5%	53.3%	40.7%	44.7%		47.8%	45.3%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Operating Revenues
Annuities	$1,000	$1,011	$1,061	$1,076	$1,073	7.3%	$3,023	$3,211	6.2%
Retirement Plan Services	282	284	282	290	291	3.2%	819	863	5.4%
Life Insurance	1,630	1,600	1,606	1,655	1,614	-1.0%	4,646	4,874	4.9%
Group Protection	534	537	541	541	564	5.6%	1,593	1,646	3.3%
Other Operations	84	87	88	67	65	-22.6%	244	220	-9.8%
Total	$3,530	$3,519	$3,578	$3,629	$3,607	2.2%	$10,325	$10,814	4.7%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$111	$113	$112	$120	$114	2.7%	$340	$346	1.8%
Retirement Plan Services	77	79	75	79	77	0.0%	227	231	1.8%
Life Insurance	121	128	120	126	125	3.3%	347	371	6.9%
Group Protection	77	79	73	77	85	10.4%	217	235	8.3%
Other Operations	25	48	22	26	29	16.0%	35	77	120.0%
Total	$411	$447	$402	$428	$430	4.6%	$1,166	$1,260	8.1%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.1%	11.2%	10.6%	11.1%	10.6%		11.2%	10.8%
Retirement Plan Services	27.3%	27.7%	26.6%	27.2%	26.5%		27.7%	26.8%
Life Insurance	7.4%	8.0%	7.5%	7.6%	7.8%		7.5%	7.6%
Group Protection	14.4%	14.8%	13.4%	14.2%	15.1%		13.6%	14.3%
Other Operations	30.2%	55.2%	24.8%	40.8%	42.1%		14.3%	34.8%
Total	11.6%	12.7%	11.2%	11.8%	11.9%		11.3%	11.7%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$454	$504	$446	$475	$479	5.5%	$1,293	$1,400	8.3%
Commissions	562	590	555	576	555	-1.2%	1,630	1,685	3.4%
Taxes, licenses and fees	65	58	70	64	57	-12.3%	197	191	-3.0%
Interest and debt expense	66	67	64	63	63	-4.5%	202	190	-5.9%
Expenses associated with reserve financing
and unrelated letters of credit	21	21	21	21	20	-4.8%	59	62	5.1%
Total operating commissions and other
expenses incurred	1,168	1,240	1,156	1,199	1,174	0.5%	3,381	3,528	4.3%

Less Amounts Capitalized
General and administrative expenses	(43)	(57)	(44)	(47)	(49)	-14.0%	(127)	(140)	-10.2%
Commissions	(286)	(314)	(261)	(280)	(254)	11.2%	(812)	(795)	2.1%
Taxes, licenses and fees	(10)	(10)	(11)	(11)	(10)	0.0%	(27)	(32)	-18.5%
Total amounts capitalized	(339)	(381)	(316)	(338)	(313)	7.7%	(966)	(967)	-0.1%
Total expenses incurred, net of amounts
capitalized, excluding amortization	829	859	840	861	861	3.9%	2,415	2,561	6.0%

Amortization
Amortization of DAC and VOBA	512	258	237	243	220	-57.0%	1,013	701	-30.8%
Amortization of intangibles	1	1	1	1	1	0.0%	3	3	0.0%
Total amortization	513	259	238	244	221	-56.9%	1,016	704	-30.7%
Total operating commissions and
other expenses	$1,342	$1,118	$1,078	$1,105	$1,082	-19.4%	$3,431	$3,265	-4.8%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Annuities
Earned rate on reserves	4.16%	4.00%	4.06%	3.99%	3.94%	(22)	4.19%	4.00%	(19)
Variable investment income on reserves (1)	0.22%	0.20%	0.11%	0.20%	0.33%	11	0.12%	0.21%	9
Net investment income yield on reserves	4.38%	4.20%	4.17%	4.19%	4.27%	(11)	4.31%	4.21%	(10)
Interest rate credited to contract holders	2.42%	2.44%	2.43%	2.37%	2.29%	(13)	2.39%	2.36%	(3)
Interest rate spread	1.96%	1.76%	1.74%	1.82%	1.98%	2	1.92%	1.85%	(7)
Base spreads excluding variable investment income	1.74%	1.56%	1.63%	1.62%	1.65%	(9)	1.80%	1.64%	(16)

Retirement Plan Services
Earned rate on reserves	4.48%	4.42%	4.37%	4.30%	4.31%	(17)	4.52%	4.32%	(20)
Variable investment income on reserves (1)	0.27%	0.27%	0.08%	0.17%	0.15%	(12)	0.13%	0.14%	1
Net investment income yield on reserves	4.75%	4.69%	4.45%	4.47%	4.46%	(29)	4.65%	4.46%	(19)
Interest rate credited to contract holders	3.00%	3.04%	2.93%	2.91%	2.93%	(7)	2.99%	2.92%	(7)
Interest rate spread	1.75%	1.65%	1.52%	1.56%	1.53%	(22)	1.66%	1.54%	(12)
Base spreads excluding variable investment income	1.48%	1.38%	1.44%	1.39%	1.38%	(10)	1.53%	1.40%	(13)

Life Insurance – Interest-Sensitive
Earned rate on reserves	5.22%	5.16%	5.11%	5.05%	5.06%	(16)	5.23%	5.07%	(16)
Variable investment income on reserves (1)	0.42%	0.32%	0.34%	0.44%	0.27%	(15)	0.19%	0.35%	16
Net investment income yield on reserves	5.64%	5.48%	5.45%	5.49%	5.33%	(31)	5.42%	5.42%	-
Interest rate credited to contract holders	3.89%	3.85%	3.85%	3.82%	3.83%	(6)	3.91%	3.83%	(8)
Interest rate spread	1.75%	1.63%	1.60%	1.67%	1.50%	(25)	1.51%	1.59%	8
Base spreads excluding variable investment income	1.33%	1.31%	1.26%	1.23%	1.23%	(10)	1.32%	1.24%	(8)

Total (2)
Earned rate (3)	4.68%	4.64%	4.61%	4.57%	4.52%	(16)	4.72%	4.57%	(15)
Variable investment income (1) (3)	0.36%	0.30%	0.26%	0.35%	0.28%	(8)	0.16%	0.29%	13
Net investment income yield (3)	5.04%	4.94%	4.87%	4.92%	4.80%	(24)	4.88%	4.86%	(2)
Interest rate credited to contract holders	3.28%	3.28%	3.26%	3.22%	3.19%	(9)	3.29%	3.22%	(7)
Interest rate spread	1.76%	1.66%	1.61%	1.70%	1.61%	(15)	1.59%	1.64%	5
Base spreads excluding variable investment income	1.40%	1.36%	1.35%	1.35%	1.33%	(7)	1.43%	1.35%	(8)
(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$45	$67	$124	$106	$82	82.2%	$264	$312	18.2%
Fee income	535	529	533	553	574	7.3%	1,539	1,660	7.9%
Net investment income	268	256	256	263	260	-3.0%	777	779	0.3%
Operating realized gain (loss)	45	45	45	45	44	-2.2%	132	134	1.5%
Other revenues	107	114	103	109	113	5.6%	311	326	4.8%
Total operating revenues	1,000	1,011	1,061	1,076	1,073	7.3%	3,023	3,211	6.2%
Operating expenses:
Interest credited	148	149	147	145	145	-2.0%	432	438	1.4%
Benefits	112	132	193	174	135	20.5%	465	502	8.0%
Commissions incurred	214	202	224	222	216	0.9%	648	662	2.2%
Other expenses incurred	214	214	213	224	220	2.8%	643	657	2.2%
Amounts capitalized	(100)	(92)	(97)	(98)	(90)	10.0%	(318)	(285)	10.4%
Amortization	109	100	101	99	97	-11.0%	282	297	5.3%
Total operating expenses	697	705	781	766	723	3.7%	2,152	2,271	5.5%
Income (loss) from operations before taxes	303	306	280	310	350	15.5%	871	940	7.9%
Federal income tax expense (benefit)	63	64	(1)	59	73	15.9%	178	131	-26.4%
Income (loss) from operations	$240	$242	$281	$251	$277	15.4%	$693	$809	16.7%

Effective Federal Income Tax Rate	20.8%	21.0%	-0.4%	19.2%	20.8%		20.4%	14.0%

Average Equity, Excluding Goodwill and AOCI	$4,611	$4,608	$4,575	$4,769	$4,982	8.0%	$4,498	$4,775	6.2%

ROE, Excluding Goodwill and AOCI	20.8%	21.0%	24.6%	21.0%	22.3%		20.6%	22.6%

Return on Average Account Values	77	78	88	77	84	7	76	83	7

Account Values
Variable annuity account values:
Average	$105,954	$105,374	$108,337	$110,832	$112,888	6.5%	$103,015	$110,764	7.5%
End-of-period	106,473	105,766	109,475	111,570	114,270	7.3%	106,473	114,270	7.3%
Fixed annuity account values:
Average	19,069	19,076	19,307	19,489	19,416	1.8%	18,861	19,405	2.9%
End-of-period	19,037	19,139	19,455	19,459	19,394	1.9%	19,037	19,394	1.9%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$58	$58	$59	$62	$63	8.6%	$170	$183	7.6%
Net investment income	220	222	218	224	223	1.4%	637	666	4.6%
Other revenues	4	4	5	4	5	25.0%	12	14	16.7%
Total operating revenues	282	284	282	290	291	3.2%	819	863	5.4%
Operating expenses:
Interest credited	128	134	132	134	136	6.3%	379	401	5.8%
Benefits	-	-	-	-	-	NM	1	1	0.0%
Commissions incurred	20	18	19	19	19	-5.0%	59	57	-3.4%
Other expenses incurred	85	89	85	89	86	1.2%	250	259	3.6%
Amounts capitalized	(6)	(10)	(8)	(8)	(6)	0.0%	(19)	(22)	-15.8%
Amortization	10	7	6	6	8	-20.0%	21	20	-4.8%
Total operating expenses	237	238	234	240	243	2.5%	691	716	3.6%
Income (loss) from operations before taxes	45	46	48	50	48	6.7%	128	147	14.8%
Federal income tax expense (benefit)	13	12	11	13	13	0.0%	34	38	11.8%
Income (loss) from operations	$32	$34	$37	$37	$35	9.4%	$94	$109	16.0%

Effective Federal Income Tax Rate	28.6%	26.8%	22.4%	27.5%	27.9%		26.7%	26.0%

Average Equity, Excluding Goodwill and AOCI	$1,128	$1,149	$1,191	$1,218	$1,218	8.0%	$1,098	$1,209	10.1%

ROE, Excluding Goodwill and AOCI	11.4%	11.7%	12.5%	12.0%	11.5%		11.4%	12.0%

Pre-tax Net Margin	29.4%	30.5%	31.9%	32.2%	31.3%		29.1%	31.8%

Return on Average Account Values	23	23	25	24	22	(1)	23	23	-

Net Flows by Market
Small Market	99	320	(380)	124	169	70.7%	$90	$(87)	NM
Mid - Large Market	166	340	738	525	492	196.4%	572	1,756	207.0%
Multi-Fund® and Other	(168)	(274)	(242)	(254)	(246)	-46.4%	(482)	(743)	-54.1%

Net Flows – Trailing Twelve Months	$(41)	$565	$603	$994	$1,312	NM	$(41)	$1,312	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$174	$179	$185	$199	$191	9.8%	$524	$575	9.7%
Fee income	780	758	760	778	764	-2.1%	2,188	2,301	5.2%
Net investment income	665	652	658	672	655	-1.5%	1,910	1,984	3.9%
Operating realized gain (loss)	(1)	3	(4)	(3)	(3)	NM	(1)	(10)	NM
Other revenues	12	8	7	9	7	-41.7%	25	24	-4.0%
Total operating revenues	1,630	1,600	1,606	1,655	1,614	-1.0%	4,646	4,874	4.9%
Operating expenses:
Interest credited	349	348	349	349	350	0.3%	1,045	1,048	0.3%
Benefits	522	707	797	807	808	54.8%	1,971	2,411	22.3%
Commissions incurred	190	222	174	190	176	-7.4%	512	541	5.7%
Other expenses incurred	201	207	201	209	205	2.0%	579	615	6.2%
Amounts capitalized	(219)	(249)	(199)	(219)	(201)	8.2%	(582)	(619)	-6.4%
Amortization	341	137	97	125	101	-70.4%	597	322	-46.1%
Total operating expenses	1,384	1,372	1,419	1,461	1,439	4.0%	4,122	4,318	4.8%
Income (loss) from operations before taxes	246	228	187	194	175	-28.9%	524	556	6.1%
Federal income tax expense (benefit)	79	74	57	61	54	-31.6%	163	172	5.5%
Income (loss) from operations	$167	$154	$130	$133	$121	-27.5%	$361	$384	6.4%

Effective Federal Income Tax Rate	32.4%	32.6%	30.3%	31.6%	30.8%		31.1%	30.9%

Average Equity, Excluding Goodwill and AOCI	$6,272	$6,410	$6,581	$6,762	$6,798	8.4%	$6,332	$6,714	6.0%

ROE, Excluding Goodwill and AOCI	10.6%	9.6%	7.9%	7.9%	7.1%		7.6%	7.6%

Average Account Values	$44,792	$45,485	$46,147	$46,842	$47,547	6.2%	$44,250	$46,845	5.9%

In-Force Face Amount
UL and other	$334,601	$336,851	$337,338	$337,971	$338,753	1.2%	$334,601	$338,753	1.2%
Term insurance	350,047	356,083	361,247	366,628	372,943	6.5%	350,047	372,943	6.5%
Total in-force face amount	$684,648	$692,934	$698,585	$704,599	$711,696	4.0%	$684,648	$711,696	4.0%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$485	$487	$495	$494	$500	3.1%	$1,452	$1,488	2.5%
Net investment income	45	47	43	43	41	-8.9%	131	127	-3.1%
Other revenues	4	3	3	4	23	NM	10	31	210.0%
Total operating revenues	534	537	541	541	564	5.6%	1,593	1,646	3.3%
Operating expenses:
Interest credited	1	1	-	-	-	-100.0%	2	1	-50.0%
Benefits	291	345	351	326	334	14.8%	976	1,009	3.4%
Commissions incurred	57	67	63	62	62	8.8%	181	188	3.9%
Other expenses incurred	102	116	96	99	107	4.9%	292	301	3.1%
Amounts capitalized	(14)	(30)	(13)	(13)	(16)	-14.3%	(46)	(42)	8.7%
Amortization	53	13	33	14	14	-73.6%	113	62	-45.1%
Total operating expenses	490	512	530	488	501	2.2%	1,518	1,519	0.1%
Income (loss) from operations before taxes	44	25	11	53	63	43.2%	75	127	69.3%
Federal income tax expense (benefit)	16	9	4	18	22	37.5%	26	44	69.2%
Income (loss) from operations	$28	$16	$7	$35	$41	46.4%	$49	$83	69.4%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,096	$1,070	$1,065	$1,044	$1,054	-3.8%	$1,152	$1,054	-8.5%

ROE, Excluding Goodwill and AOCI	10.4%	6.1%	2.6%	13.3%	15.6%		5.6%	10.5%

Loss Ratios by Product Line
Life	66.1%	66.1%	72.5%	66.1%	55.8%		69.2%	64.8%
Disability	52.9%	76.4%	68.9%	65.4%	69.5%		65.0%	67.9%
Dental	66.6%	67.0%	73.3%	68.7%	68.0%		70.2%	70.0%
Total non-medical	60.1%	70.9%	71.0%	66.1%	63.7%		67.4%	66.9%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Other Operations
Operating revenues:
Insurance premiums	$3	$2	$3	$2	$1	-66.7%	$12	$7	-41.7%
Net investment income	61	67	63	60	60	-1.6%	175	182	4.0%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	4	-	-100.0%	53	22	-58.5%
Other revenues	2	-	4	1	4	100.0%	4	9	125.0%
Total operating revenues	84	87	88	67	65	-22.6%	244	220	-9.8%
Operating expenses:
Interest credited	17	18	18	18	15	-11.8%	56	51	-8.9%
Benefits	49	34	28	27	36	-26.5%	107	91	-15.0%
Commissions and other expenses	19	32	10	8	11	-42.1%	17	29	70.6%
Interest and debt expenses	66	67	64	63	63	-4.5%	202	190	-5.9%
Strategic digitization expense	-	8	9	14	10	NM	-	33	NM
Total operating expenses	151	159	129	130	135	-10.6%	382	394	3.1%
Income (loss) from operations before taxes	(67)	(72)	(41)	(63)	(70)	-4.5%	(138)	(174)	-26.1%
Federal income tax expense (benefit)	(41)	(35)	(28)	(26)	(50)	-22.0%	(72)	(103)	-43.1%
Income (loss) from operations	$(26)	$(37)	$(13)	$(37)	$(20)	23.1%	$(66)	$(71)	-7.6%

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
DAC, VOBA, and DSI
Balance as of beginning-of-period	$8,522	$8,256	$9,377	$9,274	$8,794	3.2%	$9,766	$9,377	-4.0%
Deferrals	345	385	325	342	319	-7.5%	986	987	0.1%
Operating amortization	(523)	(267)	(244)	(250)	(232)	55.6%	(1,037)	(726)	30.0%
Deferrals, net of operating amortization	(178)	118	81	92	87	148.9%	(51)	261	NM
Amortization associated with benefit ratio unlocking	(8)	2	(11)	(6)	(7)	12.5%	(7)	(24)	NM
Adjustment related to realized (gains) losses	(26)	50	(5)	(10)	1	103.8%	(32)	(13)	59.4%
Adjustment related to unrealized (gains) losses	(54)	951	(168)	(556)	(96)	-77.8%	(1,420)	(822)	42.1%
Balance as of end-of-period	$8,256	$9,377	$9,274	$8,794	$8,779	6.3%	$8,256	$8,779	6.3%

DFEL
Balance as of beginning-of-period	$1,357	$1,286	$1,874	$1,796	$1,443	6.3%	$1,952	$1,874	-4.0%
Deferrals	164	181	169	196	187	14.0%	450	551	22.4%
Operating amortization	(151)	(100)	(82)	(94)	(98)	35.1%	(327)	(274)	16.2%
Deferrals, net of operating amortization	13	81	87	102	89	NM	123	277	125.2%
Amortization associated with benefit ratio unlocking	(1)	-	(1)	(1)	(1)	0.0%	(1)	(3)	NM
Adjustment related to realized (gains) losses	(5)	2	(4)	(4)	(3)	40.0%	(6)	(11)	-83.3%
Adjustment related to unrealized (gains) losses	(78)	505	(160)	(450)	17	121.8%	(782)	(592)	24.3%
Balance as of end-of-period	$1,286	$1,874	$1,796	$1,443	$1,545	20.1%	$1,286	$1,545	20.1%

DAC, VOBA, DSI, and DFEL Balance as
of End-of-Period, After-Tax	$4,531	$4,877	$4,861	$4,778	$4,702	3.8%	$4,531	$4,702	3.8%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Fixed Annuities
Balance as of beginning-of-period	$19,598	$19,634	$19,723	$20,027	$20,021	2.2%	$19,082	$19,723	3.4%
Gross deposits	420	411	562	377	384	-8.6%	1,566	1,324	-15.5%
Full surrenders and deaths	(412)	(321)	(343)	(404)	(420)	-1.9%	(1,042)	(1,167)	-12.0%
Other contract benefits	(137)	(148)	(137)	(150)	(155)	-13.1%	(394)	(442)	-12.2%
Net flows	(129)	(58)	82	(177)	(191)	-48.1%	130	(285)	NM
Reinvested interest credited	163	145	220	168	179	9.8%	409	565	38.1%
Sales inducements deferred	2	2	2	3	5	150.0%	13	11	-15.4%
Balance as of end-of-period, gross	19,634	19,723	20,027	20,021	20,014	1.9%	19,634	20,014	1.9%
Reinsurance ceded	(597)	(584)	(572)	(562)	(620)	-3.9%	(597)	(620)	-3.9%
Balance as of end-of-period, net	$19,037	$19,139	$19,455	$19,459	$19,394	1.9%	$19,037	$19,394	1.9%

Variable Annuities
Balance as of beginning-of-period	$103,861	$106,473	$105,766	$109,475	$111,570	7.4%	$103,146	$105,766	2.5%
Gross deposits	1,518	1,399	1,454	1,614	1,532	0.9%	4,838	4,600	-4.9%
Full surrenders and deaths	(1,312)	(1,236)	(1,439)	(1,474)	(1,374)	-4.7%	(3,503)	(4,287)	-22.4%
Other contract benefits	(945)	(1,037)	(1,041)	(1,038)	(992)	-5.0%	(2,819)	(3,072)	-9.0%
Net flows	(739)	(874)	(1,026)	(898)	(834)	-12.9%	(1,484)	(2,759)	-85.9%
Change in market value and reinvestment	3,351	167	4,735	2,993	3,534	5.5%	4,811	11,263	134.1%
Balance as of end-of-period, gross	106,473	105,766	109,475	111,570	114,270	7.3%	106,473	114,270	7.3%
Reinsurance ceded	-	-	-	-	-	NM	-	-	NM
Balance as of end-of-period, net	$106,473	$105,766	$109,475	$111,570	$114,270	7.3%	$106,473	$114,270	7.3%

Total
Balance as of beginning-of-period	$123,459	$126,107	$125,489	$129,502	$131,591	6.6%	$122,228	$125,489	2.7%
Gross deposits	1,938	1,810	2,016	1,991	1,916	-1.1%	6,404	5,924	-7.5%
Full surrenders and deaths	(1,724)	(1,557)	(1,782)	(1,878)	(1,794)	-4.1%	(4,545)	(5,454)	-20.0%
Other contract benefits	(1,082)	(1,185)	(1,178)	(1,188)	(1,147)	-6.0%	(3,213)	(3,514)	-9.4%
Net flows	(868)	(932)	(944)	(1,075)	(1,025)	-18.1%	(1,354)	(3,044)	NM
Change in market value and reinvestment	3,514	312	4,955	3,161	3,713	5.7%	5,220	11,828	126.6%
Sales inducements deferred	2	2	2	3	5	150.0%	13	11	-15.4%
Balance as of end-of-period, gross	126,107	125,489	129,502	131,591	134,284	6.5%	126,107	134,284	6.5%
Reinsurance ceded	(597)	(584)	(572)	(562)	(620)	-3.9%	(597)	(620)	-3.9%
Balance as of end-of-period, net	$125,510	$124,905	$128,930	$131,029	$133,664	6.5%	$125,510	$133,664	6.5%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
General Account
Balance as of beginning-of-period	$16,996	$17,387	$17,883	$18,192	$18,413	8.3%	$16,588	$17,883	7.8%
Gross deposits	555	681	710	557	415	-25.2%	1,423	1,681	18.1%
Withdrawals	(456)	(557)	(538)	(429)	(397)	12.9%	(1,512)	(1,363)	9.9%
Net flows	99	124	172	128	18	-81.8%	(89)	318	NM
Transfers between fixed and variable accounts	163	238	1	(40)	59	-63.8%	509	19	-96.3%
Reinvestment interest credited	129	134	136	133	136	5.4%	379	406	7.1%
Balance as of end-of-period	$17,387	$17,883	$18,192	$18,413	$18,626	7.1%	$17,387	$18,626	7.1%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$38,434	$39,881	$40,551	$42,541	$44,155	14.9%	$37,512	$40,551	8.1%
Gross deposits	1,244	1,725	1,542	1,421	1,493	20.0%	3,828	4,457	16.4%
Withdrawals	(1,246)	(1,463)	(1,598)	(1,154)	(1,096)	12.0%	(3,559)	(3,849)	-8.1%
Net flows	(2)	262	(56)	267	397	NM	269	608	126.0%
Transfers between fixed and variable accounts	(126)	(172)	(8)	(23)	(88)	30.2%	(431)	(119)	72.4%
Change in market value and reinvestment	1,575	580	2,054	1,370	1,739	10.4%	2,531	5,163	104.0%
Balance as of end-of-period	$39,881	$40,551	$42,541	$44,155	$46,203	15.9%	$39,881	$46,203	15.9%

Total
Balance as of beginning-of-period	$55,430	$57,268	$58,434	$60,733	$62,568	12.9%	$54,100	$58,434	8.0%
Gross deposits	1,799	2,406	2,252	1,978	1,908	6.1%	5,251	6,138	16.9%
Withdrawals	(1,702)	(2,020)	(2,136)	(1,583)	(1,493)	12.3%	(5,071)	(5,212)	-2.8%
Net flows	97	386	116	395	415	NM	180	926	NM
Transfers between fixed and variable accounts	37	66	(7)	(63)	(29)	NM	78	(100)	NM
Change in market value and reinvestment	1,704	714	2,190	1,503	1,875	10.0%	2,910	5,569	91.4%
Balance as of end-of-period	$57,268	$58,434	$60,733	$62,568	$64,829	13.2%	$57,268	$64,829	13.2%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
General Account
Balance as of beginning-of-period	$35,775	$35,975	$36,272	$36,295	$36,454	1.9%	$35,545	$36,272	2.0%
Deposits	1,050	1,159	1,042	1,115	1,070	1.9%	2,988	3,229	8.1%
Withdrawals and deaths	(270)	(241)	(403)	(316)	(310)	-14.8%	(882)	(1,030)	-16.8%
Net flows	780	918	639	799	760	-2.6%	2,106	2,199	4.4%
Contract holder assessments	(921)	(975)	(969)	(995)	(999)	-8.5%	(2,688)	(2,964)	-10.3%
Reinvested interest credited	341	354	353	355	361	5.9%	1,012	1,069	5.6%
Balance as of end-of-period, gross	35,975	36,272	36,295	36,454	36,576	1.7%	35,975	36,576	1.7%
Reinsurance ceded	(756)	(747)	(738)	(734)	(726)	4.0%	(756)	(726)	4.0%
Balance as of end-of-period, net	$35,219	$35,525	$35,557	$35,720	$35,850	1.8%	$35,219	$35,850	1.8%

Separate Account
Balance as of beginning-of-period	$10,172	$10,763	$11,058	$11,772	$12,296	20.9%	$9,696	$11,058	14.0%
Deposits	440	489	372	428	392	-10.9%	1,132	1,193	5.4%
Withdrawals and deaths	(118)	(198)	(87)	(126)	(88)	25.4%	(328)	(302)	7.9%
Net flows	322	291	285	302	304	-5.6%	804	891	10.8%
Contract holder assessments	(153)	(158)	(152)	(165)	(163)	-6.5%	(431)	(480)	-11.4%
Change in market value and reinvestment	422	162	581	387	479	13.5%	694	1,447	108.5%
Balance as of end-of-period, gross	10,763	11,058	11,772	12,296	12,916	20.0%	10,763	12,916	20.0%
Reinsurance ceded	(800)	(794)	(824)	(836)	(851)	-6.4%	(800)	(851)	-6.4%
Balance as of end-of-period, net	$9,963	$10,264	$10,948	$11,460	$12,065	21.1%	$9,963	$12,065	21.1%

Total
Balance as of beginning-of-period	$45,947	$46,738	$47,330	$48,067	$48,750	6.1%	$45,241	$47,330	4.6%
Deposits	1,490	1,648	1,414	1,543	1,462	-1.9%	4,120	4,422	7.3%
Withdrawals and deaths	(388)	(439)	(490)	(442)	(398)	-2.6%	(1,210)	(1,332)	-10.1%
Net flows	1,102	1,209	924	1,101	1,064	-3.4%	2,910	3,090	6.2%
Contract holder assessments	(1,074)	(1,133)	(1,121)	(1,160)	(1,162)	-8.2%	(3,119)	(3,444)	-10.4%
Change in market value and reinvestment	763	516	934	742	840	10.1%	1,706	2,516	47.5%
Balance as of end-of-period, gross	46,738	47,330	48,067	48,750	49,492	5.9%	46,738	49,492	5.9%
Reinsurance ceded	(1,556)	(1,541)	(1,562)	(1,570)	(1,577)	-1.3%	(1,556)	(1,577)	-1.3%
Balance as of end-of-period, net	$45,182	$45,789	$46,505	$47,180	$47,915	6.0%	$45,182	$47,915	6.0%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 9/30/16		As of 12/31/16		As of 9/30/17
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$81,369	85.3%	$78,149	85.6%	$82,319	86.0%
U.S. government bonds	458	0.5%	419	0.5%	574	0.6%
Foreign government bonds	530	0.6%	506	0.6%	455	0.5%
Mortgage-backed securities	4,019	4.2%	3,964	4.3%	4,037	4.2%
Asset-backed collateralized debt obligations	686	0.7%	744	0.8%	694	0.7%
State and municipal bonds	4,939	5.2%	4,627	5.1%	5,049	5.3%
Hybrid and redeemable preferred securities	631	0.7%	604	0.7%	639	0.7%
VIEs’ fixed maturity securities	600	0.6%	200	0.2%	-	0.0%
Equity securities	273	0.3%	275	0.3%	302	0.3%
Total AFS securities	93,505	98.1%	89,488	98.1%	94,069	98.3%
Trading securities	1,808	1.9%	1,712	1.9%	1,665	1.7%
Total AFS and trading securities	$95,313	100.0%	$91,200	100.0%	$95,734	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$85,860	99.7%	$86,003	99.7%	$88,050	99.7%
Equity securities	259	0.3%	260	0.3%	296	0.3%
Total AFS and trading securities	$86,119	100.0%	$86,263	100.0%	$88,346	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		94.9%		95.0%		95.7%
Below investment grade		5.1%		5.0%		4.3%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$44	$48	$41	$42	$41	-6.8%	$131	$124	-5.3%
Total excluded realized gain (loss)	(7)	(265)	(80)	(52)	(97)	NM	(252)	(229)	9.1%
Total realized gain (loss), pre-tax	$37	$(217)	$(39)	$(10)	$(56)	NM	$(121)	$(105)	13.2%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(4)	$(172)	$(52)	$(34)	$(63)	NM	$(164)	$(149)	9.1%
Benefit ratio unlocking	30	(6)	45	26	30	0.0%	34	101	197.1%
Net gain (loss), after-tax	$26	$(178)	$(7)	$(8)	$(33)	NM	$(130)	$(48)	63.1%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(28)	$(10)	$(1)	$(13)	$(13)	53.6%	$(140)	$(27)	80.7%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	82	(87)	9	17	(5)	NM	(35)	22	162.9%
GLB non-performance risk component	(32)	(91)	(9)	(8)	(16)	50.0%	59	(34)	NM
Total variable annuity net derivative results	50	(178)	-	9	(21)	NM	24	(12)	NM
Indexed annuity forward-starting option	4	10	(6)	(4)	1	-75.0%	(14)	(9)	35.7%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$26	$(178)	$(7)	$(8)	$(33)	NM	$(130)	$(48)	63.1%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(8)	$(16)	$(3)	$(3)	$(5)	38.5%	$(49)	$(10)	79.6%
Other realized gain (loss) related to certain investments	(19)	(8)	(6)	(9)	(8)	58.0%	(90)	(22)	75.6%
Gain (loss) on the mark-to-market on certain instruments	(1)	14	8	(1)	-	100.0%	(1)	5	NM
Total realized gain (loss) related
to investments, after-tax	$(28)	$(10)	$(1)	$(13)	$(13)	53.6%	$(140)	$(27)	80.7%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	Change	9/30/16	9/30/17	Change
Revenues
Total revenues	$3,525	$3,254	$3,500	$3,577	$3,511	-0.4%	$10,076	$10,588	5.1%
Less:
Excluded realized gain (loss)	(7)	(265)	(80)	(52)	(97)	NM	(252)	(229)	9.1%
Amortization of DFEL on benefit ratio unlocking	1	(1)	1	-	1	0.0%	1	2	100.0%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	-	-	-100.0%	2	1	-50.0%
Operating revenues	$3,530	$3,519	$3,578	$3,629	$3,607	2.2%	$10,325	$10,814	4.7%

Net Income
Net income (loss)	$467	$190	$435	$411	$418	-10.5%	$1,002	$1,264	26.1%
Less:
Excluded realized gain (loss)	(4)	(172)	(52)	(34)	(63)	NM	(164)	(149)	9.1%
Benefit ratio unlocking	30	(6)	45	26	30	0.0%	34	101	197.1%
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	1	1	0.0%
Gain (loss) on early extinguishment of debt	-	(41)	-	-	(3)	NM	-	(3)	NM
Income (loss) from operations	$441	$409	$442	$419	$454	2.9%	$1,131	$1,314	16.2%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$2.00	$0.82	$1.89	$1.81	$1.87	-6.5%	$4.17	$5.58	33.8%
Less:
Excluded realized gain (loss)	(0.02)	(0.75)	(0.22)	(0.16)	(0.28)	NM	(0.68)	(0.65)	4.4%
Benefit ratio unlocking	0.13	(0.03)	0.19	0.12	0.13	0.0%	0.14	0.44	214.3%
Gain (loss) on early extinguishment of debt	-	(0.17)	-	-	(0.01)	NM	-	(0.01)	NM
Income (loss) from operations	$1.89	$1.77	$1.92	$1.85	$2.03	7.4%	$4.71	$5.80	23.1%